UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 17, 2012

HIGHER ONE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34779	26-3025501

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

115 Munson Street
New Haven, CT	06511

(Address of principal executive offices)	(Zip Code)
                  (203) 776-7776
(Registrant’s telephone number,
including area code)
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01.  Other Events.

    On August 17, 2012, Casey McGuane, Chief Service Officer of Higher One Holdings, Inc. (the “Company”), terminated his 10b5-1 stock trading plan entered into on February 21, 2012 and adopted a new 10b5-1 stock trading plan.  Mr. McGuane’s new plan provides for the sale of shares of the Company’s common stock (i) already owned by Mr. McGuane and (ii) issuable upon exercise of options granted on February 10, 2005.  Under the plan, beginning on September 17, 2012, a brokerage firm may periodically sell shares of the Company’s common stock that are held by Mr. McGuane.  The plan expires December 31, 2013.  The maximum number of shares that can be sold over the duration of the plan is 150,000.

    On August 23, 2012, Mark Volchek, the Company’s Chief Executive Officer, terminated his 10b5-1 stock trading plan entered into on February 21, 2012 and adopted a new 10b5-1 stock trading plan.  Mr. Volchek’s new plan provides for the sale of shares of the Company’s common stock owned by Mr. Volchek.  Under the plan, beginning on November 1, 2012, a brokerage firm may periodically sell shares of the Company’s common stock that are held by Mr. Volchek.  The plan expires December 31, 2013.  The maximum number of shares that can be sold over the duration of the plan is 600,000.

    On August 23, 2012, Robert Reach, the Company’s Chief Sales Officer, terminated his 10b5-1 stock trading plan entered into on February 21, 2012 and adopted a new 10b5-1 stock trading plan.  Mr. Reach’s new plan provides for the sale of shares of the Company’s common stock issuable upon exercise of options granted on December 7, 2007.  Under the plan, beginning on October 22, 2012, a brokerage firm may periodically exercise Mr. Reach’s stock options and sell the issued shares.  The plan expires December 22, 2013.  The maximum number of shares that can be sold over the duration of the plan is 70,000.

    The trading plans described above are intended to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and the Company’s insider trading policy. Rule 10b5-1 allows individuals who are not in possession of material, non-public information at the time the stock trading plan is adopted to establish prearranged written plans to buy or sell a specified number of shares of a company stock. Trading under the plans described above is generally based on reaching certain pre-determined minimum price conditions.  Transactions under these trading plans will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission, to the extent required by law.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 23, 2012

HIGHER ONE HOLDINGS, INC.

By:  /s/ Mark Volchek
       __________________________
       Mark Volchek
       Chief Executive Officer